                                                                       EXECUTION


                           E.SPIRE COMMUNICATIONS, INC.
                           E.SPIRE FINANCE CORPORATION

                                 LIMITED WAIVER
                               TO CREDIT AGREEMENT

            THIS LIMITED WAIVER TO CREDIT AGREEMENT (this "WAIVER") is dated as of June 14, 2000 and entered into by and among e.spire Communications, Inc., a Delaware corporation ("COMPANY"), e.spire Finance Corporation, a Delaware corporation ("FINANCE SUB"; Finance Sub and the Company, collectively referred to as "BORROWERS"), the financial institutions listed on the signature pages hereof ("LENDERS"), Goldman Sachs Credit Partners L.P., as sole Lead Arranger and Syndication Agent, The Bank of New York, as Administrative Agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), First Union National Bank, as Documentation Agent, and Newcourt Commercial Finance Corporation, as Collateral Agent, and, for purposes of Section 6 hereof, the Subsidiaries of Finance Sub listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") and is made with reference to that certain Credit Agreement, dated as of August 11, 1999 (as amended by the First Amendment dated November 24, 1999, the "CREDIT AGREEMENT"), by and among Company, Finance Sub, Lenders and Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                     RECITALS

            WHEREAS, Lenders have agreed to extend their forbearance of exercise of remedies under the Loan Documents as a result of certain Events of Default subject to the terms, conditions and agreements set forth herein;

            WHEREAS, Borrowers (i) desire to make an Asset Sale consisting of certain office furniture located at its former headquarters set forth on Exhibit A hereto which assets constitute Collateral (the "DESIGNATED ASSETS"), (ii) desire that Lenders waive compliance with certain of the requirements of subsections 2.4B(iii)(a) and 8.6 of the Credit Agreement and consent to Administrative Agent's release of the Lien granted on the Designated Assets under the Collateral Documents; and

            WHEREAS, Lenders have agreed to waive compliance with subsections 2.4B(iii)(a) and 8.6 and consent to the release of the Lien on Designated Assets subject to the terms, conditions and agreements set forth herein;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AGREEMENT OF LENDERS

            Lenders hereby agree to forebear, until July 10, 2000, exercising any remedies under the Loan Documents as a result of the Events of Default caused by Borrowers failure to be in compliance with the covenants set forth in subsection 6.6A(ii) or subsection 6.6A(iii) of the Credit Agreement for the Fiscal Quarters ended March 31, 2000 and June 30, 2000, as long as no other holder of Indebtedness of any Loan Party has accelerated such Indebtedness or is otherwise exercising any remedies with respect thereto. Such delay or failure by Agents or Lenders to exercise during such time any of their other rights and remedies, shall not impair any power, right or privilege granted to Agents or Lenders in the Credit Agreement or any other Loan Document or by law available to them or be construed to be a waiver of or acquiescence in any Event of Default under the Credit Agreement or any other Loan Document or a forbearance of the exercise of remedies as a result of any other Event of Default under the Credit Agreement.

SECTION 2.  WAIVERS

            Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained:

            (a) Lenders hereby waive compliance with the provisions of subsection 2.4B(iii)(a) of the Credit Agreement to the extent, and only to the extent, that such provisions would not permit Borrowers to reinvest the Net Asset Sale Proceeds received from the Designated Assets in lieu of making a mandatory prepayment because the Events of Default subject to the forbearance agreement of Lenders have occurred and are continuing, provided that the Borrowers reinvest such Net Asset Sale Proceeds in Telecommunications Assets in the manner described in subsection 2.4B(iii)(a). In connection with the reinvestment of such Net Asset Sale Proceeds from the Designated Assets, Lenders hereby waive compliance with the certification provisions of subsection 2.4B(iii)(a)(1), but not (2), to the extent, and only to the extent, that Borrowers deliver to Administrative Agent an Officers' Certificate in the form attached hereto as Exhibit B.

            (b) Lenders hereby consent to the release of the Liens under the Collateral Documents on the Designated Assets, such release to be effective upon the sale thereof in accordance with subsection 6.8. In connection with such release of Liens under the Collateral Documents on the Designated Assets, Lenders hereby waive compliance with the notice and certification provisions of subsection 8.6 of the Credit Agreement relating to the release of Liens in connection with permitted Asset Sales to the extent, and only to the extent, that Borrowers deliver to Administrative Agent an Officers' Certificate in the form attached hereto as Exhibit B.

SECTION 3.  LIMITATION OF WAIVERS

            Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 2.4B(iii)(a) and 8.6 of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

            (a)   constitute a waiver of compliance by Company with respect to
      (i) subsections 2.4B(iii)(a) and 8.6 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

            (b) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth in this Waiver, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 4.  ADDITIONAL AGREEMENT OF BORROWERS

            In consideration of Lenders entering into this Waiver, Borrowers hereby agree to provide Administrative Agent and Lenders as soon as available, and in any event within 30 days after the end of each month (other than the last month of each Fiscal Quarter), the consolidated balance sheets of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal quarterly and year-end adjustments. Failure of Borrowers to comply with the agreement set forth in this Section 4 shall constitute an Event of Default under the Credit Agreement.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Waiver, Borrowers hereby represent and warrant that:

            (a) each Borrower has all requisite corporate power and authority to enter into this Waiver;

            (b) the execution and delivery of this Waiver and the performance of this Waiver have been duly authorized by all necessary corporate action on the part of each Borrower;

            (c) the execution and delivery by each Borrower of this Waiver and the performance by each Borrower of this Waiver do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on a Borrower or any of its Subsidiaries,
      (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries;

            (d) the execution and delivery by each Borrower of this Waiver and the performance by each Borrower of this Waiver do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

            (e) this Waiver has been duly executed and delivered by each Borrower and constitutes the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

            (f) as of the date hereof after giving effect to this Waiver and excluding any Event of Default or Potential Event of Default which has been cured or is subject to a forbearance agreement between the Borrowers and the Lenders, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

            (g) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

            (h) as of the date hereof and after giving effect to this Waiver, Borrowers have performed all agreements (other than compliance with the financial covenants subject to the forbearance agreement between Borrowers and Lenders) to be performed on its part as set forth in the Credit Agreement.

SECTION 6.  ACKNOWLEDGMENT AND CONSENT

            The Company Guaranty, Subsidiary Guaranty and Collateral Documents to which each Subsidiary Guarantor and Borrowers, as applicable, are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS". Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Waiver. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver. Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Waiver and (ii) nothing in the Credit Agreement, this Waiver or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

SECTION 7.  MISCELLANEOUS

            A. EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

           (i) Except as specifically modified by this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (ii) The execution, delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. HEADINGS. Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.

            C. APPLICABLE LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

            D. FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agents and their counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the account of Borrowers. Borrowers shall concurrently with the execution and delivery of this Waiver pay all accrued and unpaid legal fees of counsel to Arranger. In addition, Borrowers shall concurrently with the execution and delivery of this Waiver pay all accrued and unpaid fees and expenses of The Management Network Group, Inc. incurred to date in the amount of $220,100.

            E. COUNTERPARTS; EFFECTIVENESS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which

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

when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective upon (i) the execution of counterparts hereof by Borrowers and Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) payment of the expenses referenced in Section 7.D hereof.

                            [Signature pages to follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          BORROWERS:

                                          e.spire COMMUNICATIONS, INC.



                                          By:
                                              --------------------------------
                                             Title:
                                                   -----------------------------


                                          e.spire FINANCE CORPORATION


                                          By:
                                              --------------------------------
                                             Title:
                                                   -----------------------------



                                          LENDERS:

                                          GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                          individually, as Arranger and as
                                          Syndication Agent


                                          By:
                                              --------------------------------
                                             Title:
                                                   -----------------------------


                                          THE BANK OF NEW YORK, individually and
                                          as Administrative Agent

                                          By:
                                              --------------------------------
                                             Title:
                                                   -----------------------------

                                       FIRST UNION NATIONAL BANK, individually
                                       and as Documentation Agent


                                       By:
                                          ------------------------------------
                                          Title:
                                                 -----------------------------


                                       CIT LENDING SERVICES CORPORATION (f/k/a
                                       Newcourt Commercial Finance Corporation), an affiliate of The CIT Group, Inc., individually and as Collateral Agent



                                       By:
                                          ------------------------------------
                                          Title:
                                                 -----------------------------


                                       BANKERS LIFE AND CASUALTY COMPANY


                                       By:
                                          ------------------------------------
                                          Title:
                                                 -----------------------------

                                       CONSECO ANNUITY ASSURANCE COMPANY


                                       By:
                                          ------------------------------------
                                          Title:
                                                 -----------------------------

                                       DEUTSCHE BANK AG NEW YORK BRANCH


                                       By:
                                          ------------------------------------
                                          Title:
                                                 -----------------------------


                                       By:
                                          ------------------------------------
                                          Title:
                                                 -----------------------------

                                       FOOTHILL CAPITAL CORPORATION



                                       By:
                                          ------------------------------------
                                          Title:
                                                ------------------------------


                                       FRANKLIN FLOATING RATE TRUST


                                       By:
                                          ------------------------------------
                                          Title:
                                                ------------------------------

                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                       INCOME STRATEGIES PORTFOLIO



                                       By:
                                          ------------------------------------
                                          Title:
                                                ------------------------------

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND
                                       INC.



                                       By:
                                          ------------------------------------
                                          Title:
                                                ------------------------------

                                          SUBSIDIARY GUARANTORS:


                                          e.spire LEASING CORPORATION


                                          e.spireDATA, INC.


                                          ACSI LOCAL SWITCHED SERVICES, INC.


                                          ACSI LOCAL SWITCHED SERVICES OF
                                          VIRGINIA, INC.


                                          ACSI LONG DISTANCE, INC.


                                          ACSI NETWORK TECHNOLOGIES, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ALBUQUERQUE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          AMARILLO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ATLANTA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          AUSTIN, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BATON ROUGE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BIRMINGHAM, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BOISE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CHARLESTON, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CHATTANOOGA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLORADO SPRINGS, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         COLUMBIA, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         COLUMBUS, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         CORPUS CHRISTI, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         DALLAS, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         D.C., INC.


                                         AMERICAN COMMUNICATION SERVICES OF EL
                                         PASO, INC.


                                         AMERICAN COMMUNICATION SERVICES OF FORT
                                         WORTH, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         GREENVILLE, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         HUNTSVILLE, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         IRVING, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         JACKSON, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         JACKSONVILLE, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         KANSAS CITY, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         KNOXVILLE, INC.


                                         AMERICAN COMMUNICATION SERVICES OF LAS
                                         VEGAS, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         LEXINGTON, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         LITTLE ROCK, INC.


                                         AMERICAN COMMUNICATION SERVICES, OF
                                         LOUISIANA, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         LOUISVILLE, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         LUBBOCK, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         MARYLAND, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         MIAMI, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         MOBILE, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         MONTGOMERY, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         PENSACOLA, INC.


                                         AMERICAN COMMUNICATION SERVICES OF PIMA
                                         COUNTY, INC.


                                         AMERICAN COMMUNICATION SERVICES OF
                                         RALEIGH - DURHAM, INC.


                                         AMERICAN COMMUNICATION SERVICES OF RIO
                                         RANCHO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ROANOKE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF SAN
                                          ANTONIO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SAVANNAH, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SHREVEPORT, INC.

                                          AMERICAN COMMUNICATION SERVICES OF
                                          SPARTANBURG, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TALLAHASSEE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TAMPA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TULSA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          VIRGINIA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          WILMINGTON, INC.


                                          AMERICAN COMMUNICATIONS SERVICES
                                          INTERNATIONAL, INC.


                                          CYBERGATE, INC.

                                          FLORIDANET, INC.



                                          Each by:
                                                  ----------------------------
                                             Title:   Authorized Signatory of
                                                      each of the foregoing
                                                      Subsidiary Guarantors

                                    EXHIBIT B

                          E.SPIRE COMMUNICATIONS, INC.

                              OFFICERS' CERTIFICATE

            Reference is hereby made to the Credit Agreement (as amended, the "CREDIT AGREEMENT"), dated as of August 11, 1999, among e.spire Finance Corporation and e.spire Communications, Inc., as borrowers (the "BORROWERS"), the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as Arranger and Syndication Agent, First Union National Bank, as Documentation Agent, Newcourt Commercial Finance Corporation, as Collateral Agent, and The Bank of New York, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used herein and not defined herein have the meanings assigned to such terms in the Credit Agreement.

            Borrowers are in the process of consummating an Asset Sale to Mentor, Inc. ("BUYER"). In connection with such sale, Borrowers request that Administrative Agent release the Lien on the Designated Assets (as defined below) granted under the Collateral Documents, and this Officers' Certificate is being delivered pursuant to subsection 8.6 of the Credit Agreement to request such release.

            The undersigned hereby certify as follows:

            (i) Schedule I hereto sets forth a detailed description of the Collateral to be sold in the Asset Sale to Buyer (the "DESIGNATED ASSETS") and demonstrates the derivation of the Net Asset Sale Proceeds of such Asset Sale from the gross sale prices thereof.

            (ii) The Asset Sale of the Designated Assets is permitted under the Credit Agreement and all conditions precedent have been met.

            (iii) The Company elects to reinvest all such Net Asset Sale Proceeds from the Asset Sale of the Designated Assets in Telecommunications Assets.

            Please indicate below your acknowledgment that the Administrative Agent, as the Secured Party and on behalf of the Lenders, does hereby, effective upon the consummation of the sale of the Designated Assets to Buyer, release any and all Liens upon the Designated Assets. Upon the effectiveness of the foregoing release, Administrative Agent shall, at Borrowers' expense, execute and deliver such documents (without recourse or representation or warranty) as reasonably requested by Borrowers to evidence such release

                            [Signature page to follow]

            IN WITNESS WHEREOF, the undersigned officers of Borrowers have duly executed this Certificate as of June 14, 2000.

                                  E.SPIRE COMMUNICATIONS, INC.



                                  By:
                                       -------------------------------------
                                       Name:    George F. Schmitt
                                       Title:   Acting Chief Executive Officer



                                  E.SPIRE FINANCE CORPORATION



                                  By:
                                       -------------------------------------
                                       Name:     George F. Schmitt
                                       Title:    Acting Chief Executive Officer



ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK,
as Administrative Agent



By:
     -------------------------------
     Name:  Gerry Granovsky
     Title: Vice President


Date:
     -------------------------------



                                      B-2